UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1. Report to Shareholders

Japan Fund	April 30, 2012

The views and opinions in this report were current as of April 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The first half of our fiscal year has seen a strong recovery in the Japanese economy and stock market. Japanese companies have shown impressive resilience in their ability to restore normal operating conditions after the tragedy of last March and the flooding in Thailand, an important supplier market. However, they continue to struggle with the strength of the Japanese yen and a lack of end demand in developed countries. On Valentine’s Day, the Bank of Japan (BOJ) introduced a program of asset purchases and pronounced a goal of restoring inflation. The central bank’s action resulted in a sharp drop in the yen against the U.S. dollar and prompted a strong rally in the equity market. Contrary to expectations, the BOJ did not follow through with other stimulatory measures in subsequent policy meetings, and the currency and the equity market have since unwound a large part of these gains. Continuing the trend of the previous period, smaller-capitalization stocks outperformed larger-caps, and growth stocks outperformed value shares.

PERFORMANCE COMPARISON

Your fund recorded a solid gain over the past six months and outperformed its benchmark, the Topix Index. The fund’s focus on growth stocks and our allocation to mid- and smaller-capitalization stocks boosted returns, but the substantial majority of returns came from stock selection. We will continue to maintain an allocation of between one-quarter and one-third of the portfolio to smaller Japanese companies as we seek further attractive growth opportunities. We believe that investing in quality growth stocks at reasonable prices is the right strategy for investing in Japan. Despite the considerable challenges Japan faces, we are confident that the portfolio includes many high-quality and often world-class companies that are priced well below their intrinsic value.

MARKET ENVIRONMENT

Economy
Having restored Japan’s manufacturing capabilities and supply chain to almost normal, Japan’s manufacturers are now enduring the impact of weaker global demand and the strength of the yen, which makes their products less competitive in world markets. Industrial production, shipments, and exports have been flat over the period, with only exports to the U.S. showing any real growth. Reconstruction demand has been slow to affect the domestic economy as bureaucracy has slowed the rebuilding process. At least Japan—along with the U.S.—is not pursuing an austerity program like the rest of the developed world.

The importance of nuclear energy to “Japan Inc.’s” business model and profit and loss account is now clear. For the first time since 1974, Japan has no functioning nuclear reactors, as those not damaged in March 2011 have been taken off-line for regular maintenance. Restarts require local government approval, and as yet no local government has been prepared to run the gauntlet of popular disapproval. The government and the business community are keen to get idled reactors restarted, but public opinion (other than in the towns that are subsidized to host them) is against any reactor restarts. It is clear that any measures to guarantee adequate post-Fukushima levels of safety would take many years to achieve, and the independent regulatory agency that is supposed to ensure such safety has yet to be established.

In any case, many aging or vulnerable reactors will now be decommissioned, and construction of new or planned reactors has been suspended. A radical new energy policy is required but will take decades to be agreed upon and implemented given the vested interests involved. Until then, the increased costs will be shared between the utilities and their industrial and residential users, with the government as referee. One silver lining is that higher energy costs, when combined with an increasing shortage in certain key areas of manual labor, could help end Japan’s persistent deflation.

Indeed, the BOJ’s attempts to do just that have been attracting more attention as the government—on behalf of the business community, and especially the auto industry—puts pressure on the bank to weaken the currency. With expectations raised for the BOJ’s April policy meeting as a result of this political pressure, the resulting ¥5 trillion net increase in asset purchases—well below what is required for the stated goal of “inflation targeting”—came as a disappointment to the market. In any event, the two key drivers of the yen/dollar exchange rate are the difference in interest rates and the relative size of the BOJ’s and Federal Reserve’s balance sheets. Neither measure suggests that the yen is currently overvalued. A structural move lower depends more on the U.S. economy and the Fed than a BOJ that is clearly unable and unwilling to dispense with its monetary playbook.

Japanese households and corporations are still in the process of deleveraging 20 years after the credit bubble of the late 1980s. As a result, the economy still depends greatly on a seemingly intractable, but unsustainable, budget deficit. The government has pledged to sell down strategic assets and is cutting the salaries of public servants. But these are only preludes for the inevitable higher rates of direct and indirect taxation. Although the largest two established political parties agree on the need to raise the consumption tax to 10% over the medium term, there is little consensus as to how the funds raised will be allocated, and it is possible that the measure will not pass in the current legislative session. The government bond market, however, seems unconcerned, and 10-year yields fell 20 basis points (0.20%) over the period to 0.90%, near their level during the 2008 financial crisis.

Politics
Prime Minister Yoshihiko Noda has been energetic but has little room to achieve anything substantive, as the opposition’s strategy is to try to force an election before the end of the current government’s term in the fall of 2013. In the meantime a so-called Third Force has emerged in Japanese politics in the form of the mayor of Osaka and former governor of its prefecture, Toru Hashimoto, who has campaigned on a ticket of local government reform and is now trying to take this platform to a national level. Although support for the two leading established parties is at an all-time low, it is not clear if the electorate is prepared to make such a radical leap into the unknown.

Equity Markets
In U.S. dollar terms, Japanese equities lagged only the U.S. among major developed markets over the year ended April 30 (Japan lagged somewhat more over the past six months) and outperformed the larger emerging markets in Asia and elsewhere. The better-performing sectors have been autos, precision equipment, foods (thanks in part to portfolio holding Japan Tobacco), and brokers. Lagging sectors have been other products (such as non-portfolio holding Nintendo), energy, paper, airlines, and telecommunications. The results are now mostly in for the fiscal year ended March 2012. For the 614 large- and mid-cap companies that have reported so far, sales and operating profits are up, while operating margins have declined somewhat. Most of these companies have made forecasts for the year to March 2013 and see sales rising 6.4% but profits recovering a strong 19%—an implied operating margin of 5.6%, which suggests a degree of optimism on the currency weakening further. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

PORTFOLIO REVIEW AND STRATEGY

Our strategy is to focus on high-quality companies with capable managements and strong long-term growth potential. During the period, we maintained our thematic investment approach while making sure that the portfolio remained broadly diversified across sectors. We are seeking companies with superior cash flows that are either reinvested at similar or higher rates of return or distributed to shareholders in the form of dividends or stock buybacks. We have tended to avoid not only overly indebted firms and those with excessive unfunded pension liabilities, but also companies that have accumulated excessive amounts of cash on their balance sheets and are unconcerned about its negative effect on return on equity. This philosophy has led us to underweight the most indebted sectors, such as utilities. We have also tended to avoid cash-rich, shareholder-unfriendly companies. To improve the yield on their cash balances, many of these companies have invested in financial products or new businesses of which they have little knowledge and that entail risks they are not capable of assessing.

We have maintained a balance in the portfolio between companies that are more dependent on overseas demand—and therefore a weaker yen—and the more domestically oriented sectors. Among the former, we are underweight relative to the benchmark in chemicals but are broadly sector-neutral elsewhere. Within domestic sectors, we are overweight real estate, nonbank financials, and telecommunications and services. Our largest sector underweights—other than utilities, where we have a 0% weighting—are construction, banks, and pharmaceuticals.

Our bottom-up stock picking has led us to emphasize the following sectors and industries:

Health care. Japan’s aging society is a demographic tailwind for many areas of health care and medical services. We have invested in a wide range of companies, including generic pharmaceutical providers such as Sawai Pharmaceutical, electrocardiograph (ECG) maker Nihon Kohden, clinical testing company Miraca Holdings, and dispensing pharmacy chain Ain Pharmiez.

Niche consumer stocks. We have added a number of unique companies that give the portfolio exposure to domestic consumer growth opportunities. These include Rinnai, a leading supplier of gas water heaters and kitchen appliances throughout Asia; Family Mart, a convenience store chain; Pola Orbis Holdings, Japan’s fourth-largest cosmetic company; and food tray manufacturer FP.

Internet. We believe the Internet offers Japanese companies many opportunities for cost saving as broadband and mobile data services become more common. We own Japan’s leading Internet portal, Yahoo! Japan, price comparison and restaurant review website provider Kakaku.com, and online fashion retailer Start Today. In addition, through our holding in Softbank, we have indirect investments in a number of Chinese Internet firms that are not traded publicly.

Industrial electronics. As both developed and emerging countries invest more in public infrastructure—including power plants, rail, and communications networks—Japanese expertise in this area is becoming highly valued. The fund has holdings in Mitsubishi Electric and Hitachi.

Factory automation. As China continues to industrialize, it is drawing on Japanese expertise in production technology. During our reporting period, we increased the portfolio’s potential to benefit from this trend by holding OSG.

Among the leading contributors to results relative to our benchmarks during the period were auto companies (Honda, Toyota Motor, and Nissan Motor) and wholesale trading companies (Mitsui Fudosan and Toyota Tsusho), as well as Japan Tobacco and computer peripherals maker Wacom. Major detractors were electronic goods retailer Yamada Denki, Sumitomo Mitsui Trust Holdings, Internet companies (Yahoo! Japan, Kakaku.com, and Start Today), machinery makers (Mitsubishi Electric and Daikin), and telecommunications providers (Softbank and NTT DoCoMo).

OUTLOOK

Japan has faced a multitude of headwinds in recent years but has continued to demonstrate remarkable resilience. However, a sustained recovery will require a reversal in the trend of U.S. dollar weakness, which in turn is mostly a factor of relative central bank policy—a dynamic not entirely in Japan’s own hands. The currency markets have yet to decide if the yen is a safe-haven currency or has the potential to depreciate. A weaker yen, while it may detract from U.S. dollar-based returns, would also help Japanese stock prices by offsetting any decline in the global trade cycle.

Having an appropriate strategy for Japan is an important part of all diversified investment strategies given the nation’s prominent role in the global economy and markets. In our attempt to serve diversified shareholders, we are focused on a limited number of better-quality Japanese businesses that we believe are capable of generating good and increasing cash flow. This strategy has worked well for us for the last three years, and we believe it will continue to do so.

Respectfully submitted,

M. Campbell Gunn
Portfolio manager and chairman of the fund’s Investment
Advisory Committee

May 14, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Topix Index: Tracks the performance of larger companies on the Tokyo Stock Exchange.

Topix Small Index: Tracks the performance of smaller shares within the First Section of the Topix Index.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/12
Honda	3.5%
Toyota Motor	3.4
Canon	2.7
Hitachi	2.7
Japan Tobacco	2.6
Softbank	2.6
Mitsubishi UFJ Financial	2.6
Nissan Motor	2.5
Central Japan Railway	2.1
Takeda Pharmaceutical	2.1
NTT DoCoMo	1.9
Aeon	1.7
Bank of Yokohama	1.6
Jupiter Telecommunications	1.6
Toyota Tsusho	1.5
Tokio Marine Holdings	1.5
Mitsui Fudosan	1.5
Nippon Telegraph & Telephone	1.5
Sumitomo Mitsui Financial	1.4
Inpex	1.4
Yamada Denki	1.4
Sony Financial	1.4
Mitsubishi	1.4
Yahoo! Japan	1.3
Kirin	1.3
Total	49.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
JAPAN 95.6%		
COMMON STOCKS 95.6%		
Automobiles & Transportation Equipment 10.6%		
Honda	168,900	6,081
KYB (1)	138,000	779
Nissan Motor	422,700	4,380
Toyota Motor	145,600	5,947
Unipres	38,200	1,198
Total Automobiles & Transportation Equipment		18,385
Banks 6.8%		
Mitsubishi UFJ Financial	931,400	4,466
Sumitomo Mitsui Financial	76,300	2,448
Sumitomo Mitsui Trust Holdings	722,690	2,116
The Bank of Yokohama	573,000	2,774
Total Banks		11,804
Commercial & Wholesale Trade 6.9%		
Daiichikosho	76,700	1,549
Hitachi High-Technologies	56,100	1,406
ITOCHU	113,200	1,274
Mitsubishi	109,700	2,371
Mitsui	103,600	1,612
Sanrio (1)	25,400	1,117
Toyota Tsusho	135,300	2,679
Total Commercial & Wholesale Trade		12,008
Construction & Materials 3.2%		
NGK Insulators	71,000	887
NHK Spring	121,400	1,266
Nichias	147,000	764
Noritz	35,600	631
Rinnai	18,500	1,349
Sanwa Holdings	190,000	717
Total Construction & Materials		5,614

Electric Appliances & Precision Instruments 16.3%		
Azbil	37,200	796
Canon	105,600	4,782
Dainippon Screen	149,000	1,350
Fujitsu General	123,000	1,049
Hamamatsu Photonics (1)	31,500	1,252
Hitachi	743,000	4,733
Horiba	41,400	1,454
Koito Manufacturing	79,000	1,219
Mitsubishi Electric	206,000	1,810
Murata Manufacturing	20,900	1,193
Nakanishi	8,200	903
Nihon Kohden	35,100	1,023
Nikon	57,300	1,700
Pioneer (1)(2)	182,800	931
Tokyo Electron	30,300	1,675
Toshiba Tec	201,000	817
Wacom	730	1,759
Total Electric Appliances & Precision Instruments		28,446
Energy Resources 2.2%		
Inpex	365	2,430
Japan Petroleum Exploration	30,300	1,396
Total Energy Resources		3,826
Financials ex-Banks 5.4%		
AEON Credit Service (1)	56,300	983
Century Tokyo Leasing	37,600	751
Mitsubishi UFJ Lease & Finance	40,530	1,678
Osaka Securities Exchange (1)	160	916
Sony Financial	148,600	2,411
Tokio Marine Holdings	103,500	2,641
Total Financials ex-Banks		9,380

Foods 4.0%		
Japan Tobacco	831	4,589
Kirin Holdings	181,000	2,304
Total Foods		6,893
IT & Services & Others 10.8%		
Jupiter Telecommunications	2,613	2,767
Kakaku.com (1)	25,700	799
Miraca Holdings	21,600	849
Nippon Telegraph & Telephone	56,500	2,557
NTT Data	481	1,667
NTT DoCoMo	1,898	3,229
Softbank	152,500	4,549
Yahoo! Japan (1)	7,805	2,342
Total IT & Services, Others		18,759
Machinery 4.7%		
Daikin Industries	69,500	1,846
Kubota	183,000	1,762
Makita	30,400	1,163
OSG	53,200	839
Sankyo-Gunma	30,000	1,446
Sumitomo Heavy Industries	217,000	1,122
Total Machinery		8,178
Pharmaceutical 3.7%		
Rohto Pharmaceutical	105,000	1,346
Sawai Pharmaceutical	13,100	1,382
Takeda Pharmaceutical	83,900	3,661
Total Pharmaceutical		6,389
Raw Materials & Chemicals 3.6%		
FP	12,800	826
Nihon Parkerizing	68,000	1,020
Nippon Kayaku	89,000	889
Pola Orbis Holdings	46,000	1,404

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $170,810)	$ 178,356
Receivable for investment securities sold	2,014
Dividends receivable	1,566
Receivable for shares sold	99
Cash	50
Other assets	1,937
Total assets	184,022
Liabilities	
Obligation to return securities lending collateral	7,806
Investment management fees payable	113
Payable for investment securities purchased	78
Payable for shares redeemed	77
Due to affiliates	56
Other liabilities	1,977
Total liabilities	10,107
NET ASSETS	$ 173,915
Net Assets Consist of:	
Undistributed net investment income	$ 703
Accumulated undistributed net realized loss	(108,943)
Net unrealized gain	7,603
Paid-in capital applicable to 22,015,737 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	274,552
NET ASSETS	$ 173,915
NET ASSET VALUE PER SHARE	$ 7.90

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Japan Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on December 30, 1991. The fund seeks long-term growth of capital through investments in common stocks of companies located (or with primary operations) in Japan.

NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption will have no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 – VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical financial instruments

Level 2 - observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 - unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2012:

NOTE 3 – OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On April 30, 2012, the value of cash collateral investments was $7,806,000, and the value of loaned securities was $7,452,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $43,205,000 and $61,010,000, respectively, for the six months ended April 30, 2012.

NOTE 4 – FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after November 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2011, the fund had $109,524,000 of available capital loss carryforwards, which expire as follows: $34,213,000 in fiscal 2016 and $75,311,000 in fiscal 2017.

At April 30, 2012, the cost of investments for federal income tax purposes was $172,251,000. Net unrealized gain aggregated $6,162,000 at period-end, of which $13,938,000 related to appreciated investments and $7,776,000 related to depreciated investments.

NOTE 5 – FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2012, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 – RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2012, expenses incurred pursuant to these service agreements were $47,000 for Price Associates; $82,000 for T. Rowe Price Services, Inc.; and $4,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2012, the fund was allocated $22,000 of Spectrum Funds’ expenses, of which $14,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2012, approximately 17% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 599,993 shares of the fund, representing 3% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board also unanimously approved the continuation of the investment subadvisory agreement and investment management subdelegation agreement (Subadvisory Contracts) that the Advisor has entered into with T. Rowe Price International Ltd and T. Rowe Price International Ltd, Tokyo Branch (Subadvisors) on behalf of the fund. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contracts, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisors
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisors. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, accounting, and administrative services; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisors’ senior management teams and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisors.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisors) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisors may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the gross profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contracts, the Advisor may pay each Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for comparable funds. The information also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients that illustrated how the requirements and economies of the institutional business are fundamentally different from those of the mutual fund business. The information showed that the Advisor’s responsibilities for its institutional account business are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Advisory Contract were reasonable.

Approval of the Advisory Contract and Subadvisory Contracts
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contracts. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contracts (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 14, 2012